UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2007

TRANSACTION SYSTEMS ARCHITECTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 3350 New York, New York	10271
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 16, 2007, Transaction Systems Architects, Inc. issued a press release announcing the completion of its voluntary review of historical stock option granting practices and the resulting estimated non-cash stock based compensation-related adjustments to prior period financial statements. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 16, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACTION SYSTEMS ARCHITECTS, INC.

/s/ Henry C. Lyons
Henry C. Lyons
Chief Financial Officer, Senior Vice President and Treasurer

Date: March 16, 2007

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated March 16, 2007.